Investor Contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com Barclays Global Financial Services Conference September 10, 2013 Exhibit 99.1

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements.
Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Overview
Snapshot as of June 30, 2013
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters: Bridgeport, CT
Chief Executive Officer: Jack Barnes
Chief Financial Officer: Kirk Walters
Market Capitalization (9/6/13): $4.6 billion
Assets: $31.3 billion
Loans: $22.9 billion
Deposits: $22.0 billion
Branches: 418
ATMs: 638
Standalone ATMs:* 109
Founded: 1842
*  Includes 25 ATMs in Stop & Shop locations where a branch is not present

3 Fortified Foundation for Growth Our Relationship Based World

People's United Bank
ME
Augusta
Montpelier
VT
NH
NY
Concord
Albany
MA
Boston
CT
Hartford
RI
Bridgeport
NJ
LEGEND
State Capital
Headquarters - Bridgeport, CT
People's United Bank

People's United Financial, Inc.

Retail & Business Banking Franchise
Distribution
400+ branches over 6 states
• ~33% of branches are in-store
600+ ATMs
Online & mobile banking
Call center operations located in Bridgeport,
CT and Burlington, VT
Scale
5
th
in deposit market share in New England *
Customer base
Approximately 800,000 commercial, business
banking and consumer relationships
* Source: SNL Financial

Deepening Market Presence
Connecticut Massachusetts Vermont
New York New Hampshire Maine
Source: SNL Financial
Branches $BN %
1 B of A 151 24.4 24.0
2 Webster 123 12.0 11.8
3 People's United 165 10.9 10.8
4 Wells Fargo 76 7.3 7.2
5 TD Bank 81 5.9 5.8
6 First Niagara 85 4.6 4.5
7 JPM Chase 53 4.5 4.4
8 Citi 20 3.0 2.9
9 Liberty 48 2.9 2.8
10 RBS 47 2.5 2.5
Branches $BN %
1 B of A 255 54.3 20.0
2 RBS 253 30.9 11.4
3 Santander 229 18.9 7.0
4 TD Bank 157 10.6 3.9
5 Eastern Bank 98 6.7 2.5
6 Independent Bank 85 4.7 1.7
7 Middlesex 31 3.5 1.3
8 People's United 56 3.2 1.2
9 Boston Private 11 2.9 1.1
10 Brookline 29 2.4 0.9
Branches $BN %
1 People's United 42 2.6 22.4
2 TD Bank 34 2.6 22.0
3 Merchants 33 1.2 10.6
4 RBS 21 0.9 7.3
5 KeyCorp 13 0.8 6.7
6 Northfield 13 0.5 4.3
7 Community 14 0.4 3.7
8 Union 13 0.4 3.4
9 Berkshire Hills 7 0.3 2.9
10 Passumpsic 7 0.3 2.8
Branches $BN %
1 JPM Chase 802 392.9 37.1
2 Citi 269 69.6 6.6
3 B of A 352 60.1 5.7
4 HSBC 162 57.0 5.4
5 Capital One 274 38.8 3.7
6 M&T 298 33.3 3.1
7 TD Bank 228 22.4 2.1
8 KeyCorp 260 18.2 1.7
9 Wells Fargo 86 17.9 1.7
10 First Niagara 209 16.1 1.5
35 People's United 98 2.5 0.2
Branches $BN %
1 RBS 80 6.8 24.4
2 TD Bank 72 5.4 19.3
3 B of A 28 4.8 17.4
4 People's United 29 1.4 4.9
5 NH Mutual 18 1.0 3.7
6 BNH 23 0.9 3.2
7 Santander 20 0.8 2.9
8 NH Thrift 20 0.8 2.8
9 Northway 18 0.7 2.4
10 Centrix 6 0.7 2.3
Branches $BN %
1 TD Bank 56 14.4 43.3
2 KeyCorp 59 2.6 7.9
3 Bangor Bancorp 60 2.0 6.1
4 Camden National 44 1.8 5.3
5 B of A 19 1.4 4.1
6 First Bancorp 16 1.0 3.1
7 Machias 14 0.8 2.4
8 People's United 28 0.8 2.4
9 Bar Harbor 16 0.8 2.3
10 Norway 22 0.7 2.2
Leading market position in the best commercial banking market in the US
#1 in Fairfield County, CT, 65 branches, $6.1BN, 18.4% deposit market share

Strategic Vision Outlined in mid-2010
Optimize the Existing Business
Continue to grow high quality, in-footprint, relationship-based C&I, commercial real estate, home equity and select residential loans
Maintain conservative underwriting standards and focus on asset quality
Compete on service and relationships and maintain pricing discipline
Yield enhancing decisions in securities portfolio without credit risk or significant duration risk
Further leverage our brand
Deepen our presence in metro New York and greater Boston markets
Continue to upgrade our products and services
Build out our small business lending capabilities
Continue to deepen wealth management and insurance relationships
Improved infrastructure facilitates future growth
Core systems conversion complete
Our objective is to reach 55% efficiency ratio and 1.25% ROAA over the longer term

Substantial Progress Since 1Q 2010
Continued to build on our premium brand
Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)
Attracted senior level talent to augment an already strong leadership team
Significantly enhanced corporate governance and risk capabilities
Maintained superior asset quality with NCOs / Average Loans of 26bps
Lowered the efficiency ratio from 76.1% in 1Q 2010 to 62.7% in 2Q 2013
Grew operating earnings per share at a 30% compound annual growth rate
Operating ROAA has increased 35% from 60bps in 1Q 2010 to 81bps in 2Q 2013
Operating ROATE has increased 610bps from 3.2% in 1Q 2010 to 9.3% in 2Q 2013
Returned over $1.7BN of capital to shareholders through dividends and share repurchases – over 35% of our current market capitalization

Growing loans and deposits organically
Continue to grow in existing markets
We have an outstanding brand to leverage in under-represented large markets
Lower deposit costs
Improve DDA mix, commercial mix
Lower deposit costs on acquired deposits
Strengthen fee income
Continue to tightly managed expense levels
Operating Leverage
Grow Revenue While Reducing Expenses

4%
3%
2%
1%
0%
-1%
-2%
13.86%
3.38%
3.25%
2.20%
1.90%
1.52%
1.69%
1.82%
1.38%
1.31%
1.16%
1.04%
1.03%
0.75%
0.58%
0.75%
0.57%
0.21%
-0.48%
-1.34%
2011Q1
2011Q2
2011Q3 2
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
Top 50 Median
PBCT

Consistent Loan Growth
Since the end of 2010, People’s United is one of only six banks within the top 50 by assets that have grown loans in each quarter
Source: SNL Financial. Excludes trust banks. Statements based on Total Gross Loans and Finance Leases, as reported, net of unearned discounts and gross of loss reserves.  Does not include accrued interest on loans
Notes: Includes People’s United, First Niagara, First Republic, Signature, UMB and Prosperity
Reflects completion of Danvers Bancorp acquisition in 2Q 2011
Quarterly Loan Growth Since 1Q 2011
PBCT Median = 1.67%
Top 50 Median = 1.09%
¹
1
2

Revenue Opportunities
Continue to deepen our presence in heritage markets such as Connecticut and
Vermont
Substantial growth prospects in larger markets such as New York metro and greater
Boston
Total New York 1H 2013 loan originations run-rate ~$2.0BN
• Increased New York commercial relationship managers to 18 from zero since 1Q 2010
• Significant branch expansion in New York with 98 branches up from 5 in 1Q 2010; 58 branches, or 59%, are in-
store locations
Total Massachusetts 1H 2013 loan originations run-rate ~$660MM
• Increased Massachusetts commercial relationship managers to 33 from 14 since 1Q 2010
• Solid branch foundation in Massachusetts with 56 branches up from 19 in 1Q 2010
• Currently 3 de novo branches with over $40MM deposits: Prudential Center in Boston (opened November 2010);
Milk Street in Boston (opened December 2010); Lexington, MA (opened July 2011)

Under-represented asset classes ramping up
Recently hired senior professionals to lead large corporate and government banking businesses
New York Commercial Real Estate gaining traction as evidenced by strong growth
Increased Private Banking activity with initial focus on CT, metro New York and greater Boston
Significant progress within asset-based and mortgage warehouse lending teams
Enhancing wealth management offering
Proprietary asset allocation and risk management strategies are implemented both internally and with a suite of external managers who represent our "best in class" recommendations
• UMA technology allows us to “rent” intellectual capital – no customer funds leave the bank
Increasing momentum in other fee income businesses with a focus on cross-sell
Commercial insurance: revamped systems and combined all agencies into a single entity
Delivering interest rate swaps and foreign exchange products to existing corporate customers
Expanding international trade finance with the recent hire of a senior executive
Growing cash management, merchant and payroll services
Revenue Opportunities
Multiple Levers for Growth

Average Deposits Per Branch ($MM)
Southern New York Branch Update
One Year Performance Review
Deposits as of 6/30/13 totaled $591 million, up $269 million or 84% since close
Branches provide significant support to our commercial and retail banking efforts
Strengthened brand awareness in the New York market is also accelerating the expansion of fee income businesses
“Break-even”
Originally
Forecast to
Occur at
6/30/14
The acquired Southern New York branches have surpassed expectations
Acquired NY In-store
Branches at 6/25/12
Acquired NY In-store
Branches at 6/30/13
PBCT CT In-store
Branches at 6/30/13
Note: Represents an activity-based approach versus a branch of origination approach as reported by the FDIC

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
41%
59%
43%
57%
55%
45%
68%
32%
66%
34%
72%
28%
68%
32%

Connecticut In-store Versus Traditional Branch Business (Last Twelve Months Through 6/30/13)
In-store Versus Traditional Branches
Connecticut
On average, in-store locations are open 37% more hours per week than traditional branches (56 hours vs. 41 hours) but are 30% less expensive to operate
Partnership allows us to leverage our brand with the ~1.8 million shoppers who visit Connecticut
Stop & Shop stores every week
In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services
Mortgages, Home Equity Loans, Business Loans and Investments*
Connecticut in-store branches accounted for a significant portion of the new branch business booked in the market
Consumer
Checking Accounts
Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity Loan
Originations
Mortgage Loan
Originations
Business Banking
Loan Originations
Investment Sales
In-store Branches Traditional  Branches
* Sold by employees who are also licensed representatives of our brokerage affiliate

250
240
230
220
210
200
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

People's United Financial, Inc.

Expense Progress
Estimated Cost Savings Analysis
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Acquisition target costs fall away as the acquisitions are completed.
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter
Cost savings overlooked: the ~$30MM in additional annual expenses from the acquired
Southern New York branches has been partially offset by ~$16MM of annual cost reduction initiatives on a year-over-year basis
As of 2Q 2013 we have eliminated ~$118MM of annual expenses, or 13% of the annual cost base without expense initiatives
205
235
Operating Noninterest Expense ($MM)
Pro Forma / Actual Without Expense Initiatives
.
$30MM
Cost
Savings

Expense Progress
Estimated Cost Savings Analysis
The $30MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Acquisition target costs fall away as the acquisitions are completed.
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter
235
205
7
23
$0
$50
$100
$150
$200
$250
Without Expense
Initiatives
Announced Acquisition
Savings
Other Initiatives Pro Forma / Actual
Operating Noninterest Expense ($MM)

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Growing Future Earnings Per Share
Loans and Deposits per Share
We have made substantial progress over the past two years, growing loans and deposits at compound annual growth rates of 19% and 15%, respectively
$72.93
$40
$45
$50
$55
$60
$65
$70
$75
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
Gross Loans ($BN) Loans per Share
$70.11
$40
$45
$50
$55
$60
$65
$70
$75
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
Deposits ($BN) Deposits per Share

Est. Change in NII (%)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-0.7%
-0.9%
4.5%
4.9%
11.3%
11.0%
16.4%
17.0%
21.5%
22.0%
Dn25
Up100
Up200
Up300
Up400
6/30/13
3/31/13

Est. Change in NII (%)
4.0%
2.0%
0.0%
-2.0%
-4.0%
0.0%
0.1%
0.7%
0.4%
1.9%
1.4%
-2.9%
-3.3%
-1.5%
-1.8%
1.3%
1.9%
2.7%
3.6%
Dn25
Up50
Up100
Dn100
Dn50
Up50
Up100
6/30/13
3/31/13

People's United Financial, Inc.

Immediate Parallel Shock
Yield Curve Twist
Net Interest Income (NII) Sensitivity
1
Interest Rate Risk Profile
1, 2
Short End
Scenarios
Long End
Scenarios
1
Notes:
The simulation of net interest income requires many key assumptions such as: (i) future balance sheet volume and mix assumptions that are management judgments based on estimates and historical experience; (ii) prepayment projections for loans and securities that are projected under each interest rate scenario using internal and external mortgage analytics;
(iii) new business loan rates that are based on recent new business origination experience; and (iv) deposit pricing assumptions that are based on historical regression models and management judgment
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.  Long End defined as terms greater than 18 months
1.
2.

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base
Naturally asset sensitive

19 Appendix

For 2Q 2013 we were more than twice as asset sensitive as the estimated median of our peer group
Notes:
1. Analysis is as of 06/30/13 filings
2. Data as of 06/30/13 SEC filings; where exact +100bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
3. Data as of 06/30/13 SEC filings; where exact +200bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
Interest Rate Sensitivity vs. Peers
Net Interest Income at Risk
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps
2
-3.4% 8.4% 1.9% 2.3x
Shock Up
200bps
3
-6.0% 16.8% 3.8% 2.9x
1

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP
In addition to evaluating People’s United Financial’s results of operations in accordance with U.S.
generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-
GAAP financial measures provide information useful to investors in understanding People’s United
Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United
Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United
Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Operating earnings exclude from net income those items that management considers to be of such a non-
recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses, charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
Operating net interest margin excludes from the net interest margin those items that management considers to be of such a discrete nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments. Operating net interest margin is calculated by dividing operating net interest income (annualized) by average earning assets.
Non-GAAP Financial Measures and Reconciliation to GAAP

Non-GAAP Financial Measures and Reconciliation to GAAP
The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock
Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s
United Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com